SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 21, 2001


                          TEMPLEMORE ACQUISITION CORP.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


            DELAWARE                                               33-0889198
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(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


      6081 No. 3 Road, Suite 610
      Richmond, B.C., Canada                                            V6Y 2B2
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


        Registrants telephone number, including area code (604) 713-8665
                                                         ---------------

                        Commission File Number: 0 - 25611
                                                ---------


2600 Michelson Drive, Suite 490
          Irvine, CA                                                    92612
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(Former name or former address,                                       (Zip Code)
if changed since last report)


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ITEM  1.  CHANGES IN CONTROL OF REGISTRANT.

          On September 21, 2001, the Registrant entered into a Securities Purchase Agreement and Plan of Reorganization, whereby it agreed to issue 2,000,000 shares of its restricted Common Stock, par value $.001, in exchange for 100% of the total outstanding shares of Great Northern Health, Inc., a Nevada corporation engaged in the healthcare business in Calgary, Alberta, Canada. The 2,000,0000 shares represent direct and beneficial ownership of 80% of Registrant's total shares outstanding, post-acquisition. The Registrant's current shareholders will retain a total of 500,000 shares of Common Stock, which is currently outstanding (representing 20% of Registrant's total shares outstanding, post-acquisition).

          In connection with this transaction, the Registrant's Directors have resigned and appointed three (3) new directors: Melvin Howard, Michael Hopkinson and Robert Patton. The Directors also appointed new officers: Robert Patton, President and C.E.O.; Al-Karim Albhai, Secretary; and Rick Akin, Treasurer.

          No funds, loans or pledges of any kind were involved in the transaction. This was a stock-for-stock transaction.

          There are no arrangements, known to the Registrant, the operation of which may, at a subsequent date, result in a change in control of Registrant.

          The principle used to determine the amount of consideration issued was the negotiated fair market value of the securities. There is no material relationship between or among any of the officers, directors, affiliates and shareholders of Great Northern Health, Inc., or their respective associates, and the officers, directors, affiliates and shareholders of Registrant, or their respective associates.

ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS.

          See Item 1.

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          The Registrant intends to file the financial information and statements required by Item 7 of this Form 8-K within sixty (60) days from the date hereof.

          A copy of the Securities Purchase Agreement and Plan of Reorganization is attached hereto as an Exhibit.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                TEMPLEMORE ACQUISITION CORP.



                               /s/ ROBERT PATTON
                               ----------------------------
                                   Robert Patton, President

Date: October 5, 2001


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                                    EXHIBITS


Exhibit
  No.       Description
-------     -----------

   2 Securities Purchase Agreement and Plan of Reorganization, dated September 21, 2001.